EXHIBIT 10.40

AMENDMENT NO. 1 TO MASTER LOAN PURCHASE AND SALE AGREEMENT

THIS AMENDMENT No. 1 to the Master Loan Purchase and Sale Agreement dated as of March 16, 2011 (this “Amendment”), is to that certain Master Loan Purchase and Sale Agreement dated as of March 30, 2010 by and between Walker & Dunlop, LLC (the “Seller”) and Kemps Landing Capital Company, LLC (“Buyer”) (as amended or modified and in effect from time to time, the “Agreement”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to the Agreement, and

WHEREAS, Seller and Buyer desire to amend the Agreement to extend the Stated Termination Date and to make other changes and to make changes to the Term Sheet.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

2.                                       Amendment to the Agreement.  The Agreement is hereby amended as follows:

2.1                                 The definition of “Stated Termination Date” in the Agreement is hereby deleted and replaced in lieu thereof:

““Stated Termination Date” means March 16, 2012.”

2.2                                 The following is added to end of Section 3.04:

“The Buyer agrees that for any Eligible Loan which is purchased by the Approved Investor less than 30 days after the Purchase Date, for the purpose of calculating the Deferred Purchase Price and the Repurchase Amount related thereto, Buyer shall use the actual number of days the Eligible Loan was held by Buyer instead of 30 when calculating Minimum Interest Amount as used in those definitions.  Seller agrees that it shall request that the Approved Investor purchase each Eligible Loan on the latest date possible, which shall be at least 15 days after the Mandatory Delivery Date.

2.3                                 The Term Sheet dated January 12, 2010 is hereby replaced in its entirety by the Term Sheet, dated the date hereof, and attached hereto as Exhibit A, which shall now be the Term Sheet as defined in the Agreement.

3.                                       Representations and Warranties of Seller.  In order to induce the Buyer to enter into this Amendment, Seller represents and warrants that:

3.1                                 The execution and delivery by the Seller of this Amendment has been duly authorized by the Seller, and this Amendment, and the Agreement, as amended by this Amendment, constitutes the valid and binding obligation of the Seller.

3.2                                 Neither the execution and delivery by the Seller of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Seller or the Seller’s organizational documents or the provisions of any indenture, instrument or agreement to which the Seller is a party or is subject, or conflicts with or constitutes a default thereunder.

4.                                       Representations and Warranties of Buyer.  In order to induce the Seller to enter into this Amendment, Buyer represents and warrants that:

4.1                                 The execution and delivery by Buyer of this Amendment has been duly authorized by Buyer, and this Amendment, and the Agreement, as amended by this Amendment, constitutes the valid and binding obligation of Buyer.

4.2                                 Neither the execution and delivery by Buyer of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Buyer or Buyer’s organizational documents or the provisions of any indenture, instrument or agreement to which Buyer is a party or is subject, or conflicts with or constitutes a default thereunder.

5.                                       Effective Date.  This Amendment shall become effective as of the date hereof.

6.                                       Reference to Agreement.  Except as amended hereby, the Agreement shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects.  From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

7.                                       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Lender and the Buyer have executed this Amendment as of the date first above written.

WALKER & DUNLOP, LLC

By:	/s/ Deborah A. Wilson
Name: Deborah A. Wilson
Title: Executive Vice President and CFO

KEMPS LANDING CAPITAL COMPANY, LLC

By:	/s/ R. Scott Chisholm
Name: R. Scott Chisholm
Title: Authorized Signer